

UNIGENE

A leader in the design, delivery, manufacture and development of peptide-based therapeutics

March 8, 2012

Q4 and Full-Year 2011 Earnings Conference Call and Webcast Presentation

Ticker: UGNE.OB

www.unigene.com

Safe Harbor Statement

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon Unigene Laboratories, Inc.'s management's current expectations, estimates, beliefs, assumptions, and projections about Unigene's business and industry. Words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "potential," "continue," and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Unigene's cash flow, market acceptance risks, technical development risks and other risk factors detailed in Unigene's Securities and Exchange Commission filings.

unigene

Applied Peptelligence

2011 Financial Summary and Corporate Highlights

Ashleigh Palmer, President and CEO



Full-Year 2011 Financial Results

- Revenues
  - Fortical revenue plus significant turnaround strategy revenue (Tarsa and GSK development fees, GSK licensing fees and Biotechnologies SBU feasibility studies)
- Operating Loss
  - Decrease in Fortical® revenues offset by turnaround strategy revenue
- Net loss
  - Reduced from prior year due to increased revenue (mainly licensing revenue and feasibility/turnaround strategy success)
- Cash
  - Management's current projections expect cash flow to be sufficient to fund operations through the end of 2012
  - However, going concern at risk from low cash levels and note default

unigene

What we saw in 2011…

- ✓ Definitive validation of leading oral peptide delivery platform
- ✓ Positive Ph3 ORACAL trial results (Tarsa)
- ✓ Timely execution of Ph2 oral PTH analog trial
- ✓ Positive Ph2 proof-of-concept for oral PTH analog in osteoporosis
- ✓ Robust portfolio of seven feasibility studies
- ✓ CTM supply of Unigene oral formulation for Cara Peptide Ph1 study
- ✓ Non-core assets divested/monetized
- ✓ Acceleration of UGP281 preclinical development
- ✓ JDV with Nordic Bioscience for T2 diabetes and osteoarthritis
- ✓ Operational resilience to negative events outside of our control

unigene

What we did not see in 2011…

- GlaxoSmithKline proceed with development of oral PTH analog
- Novartis/Emisphere report positive Ph3 osteoporosis/osteoarthritis results
- Tarsa file OSTORA™ NDA before year end
- Unigene address its debt by way of a near-term catalytic event or balance sheet restructuring
- Unigene file for bankruptcy or take on additional debt or non-strategic financing

What we can expect to see in 2012…

	Q1 2012	Q2 2012	Q3 2012	Q4 2012
	Therapeutics Business Unit			
Oral PTH Program	Seeking Licensing Partner →	Seeking Licensing Partner →	Seeking Licensing Partner →	Seeking Licensing Partner →
		• Full data presentation of Ph2 results in peer review journal /presentation at scientific congress		
Oral Calcitonin			• Ph2 Osteopenia study results	• NDA filing
UGP281 (morbid obesity)				• IND Filing and Commence Ph1 study
50:50 Nordic JDV		• Selection of lead molecule for T2D indication	• T2D preclinical proof-of-concept results	
	Biotechnologies Business Unit			
Peptelligence™	New feasibility studies →	New feasibility studies →	New feasibility studies →	New feasibility studies →
			Licensing Agreement →	Licensing Agreement →
Cara Therapeutics	• Ph1 results			

Organizational Development for Next Phase Growth

- 2010
  - Ashleigh Palmer (CEO); Greg Mayes (CBO); Jenene Thomas (VP IR); Roxanne Tavakkol (VP GRA); Joel Tune (Board Director)
- 2011
  - Ted Odlaug (Board Director): CyDex, Fujisawa Healthcare
  - Tom Sabatino (Board Director): Schering Plough, United Airlines, Walgreens
- 2012
  - **Jane Pepper (Director BD): Novartis**
  - **Chief Financial Officer**

Key Appointment of Strategic CFO

- Chief Financial Officer - TBA
  - Strong fit with current turnaround management team
  - Strategic focus and priority to address debt overhang
  - Well known and respected by Wall Street
  - Has completed substantial due diligence on Unigene, its strategy and its technology platform

unigene

2012 Priority Challenge - Our Debt!

- Successful execution of turnaround strategy in 2011
  - Key appointments to Management Team and Board
  - Core technology and targeted growth strategy has been validated
- Advancing to next phase of strategic intent
  - Increase cash runway in near-term by prudent cash conservancy and incremental revenue generation
  - Retire debt and selectively invest in the advancement of existing core development programs and technologies
  - Maximize shareholder value by exploiting the full potential of the Peptelligence™ platform
- Robust execution of 2012 corporate goals and milestones
  - will lead to key elements being put in place to begin effectively addressing our inherited debt and restructuring our balance sheet

unigene

Applied Peptelligence

Business Development Review

Greg Mayes, CBO



Peptelligence™ Platform Validated

Nine feasibility studies across a broad spectrum of high valuation therapeutic areas

- Limited potential due to route of administration
- Life cycle management
- Development stage peptides with questionable commercial viability

Drug Delivery Partnerships 2012 Industry Achievement Award Winner

Definitive License Agreement Anticipated within 6-9 Months

Partner	Proposal	MSA	Rat Study	Dog Study	Contract	Phase 1
Cara - Neuropathic Pain		Phase 1 results expected in Q1 2012				
Stealth Peptides Ischemia Reperfusion Injury		Phase 1 expected to start in H2 2012				
#3 - Genitourinary Disorders						
#4 - Metabolic/Genetic Disorders						
#5 - Metabolic/Genetic Disorders						
#6 - Pain Management						
#7 - Genitourinary Disorders						
#8 - Metabolic /Genetic Disorders						
#9 -						
#10						
#11						
#12						
#13						
#14						
#15						
#16						

Applied Peptelligence

Oral PTH Review

Greg Mayes, CBO



Unigene's first-to-market oral PTH is Highly Transactable

- We are now in active discussions with several potential partners to develop and commercialize this novel product candidate
- Leverages a clinically validated (Phase 3) oral peptide delivery technology
- Successful proof-of-concept completed November 2011
  - Clinically relevant and consistent BMD increase
  - Reproducible pulsatile PK profile
- Opportunity to cannibalize and expand fast growing billion dollar anabolic market
  - Competitive product with superior patient compliance and convenience
  - IP protection through 2028

unigene

Q&A

Closing Remarks

- Unigene's proprietary, industry-leading oral peptide delivery technology platform has been validated
- Non-core assets divested/monetized
- Turnaround and targeted growth strategy has been successful
- Proprietary peptide pipeline advanced
- Strong management team and Board with proven track record
- Priority challenge for 2012 to address the debt and restructure the balance sheet


UNIGENE
A leader in the design, delivery, manufacture and development of peptide-based therapeutics

March 8, 2012

Q4 and Full-Year 2011 Earnings Conference Call and Webcast Presentation

Ticker: UGNE.OB

www.unigene.com